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                                                                    Exhibit 99.6

                                   GUARANTEE
                                   ---------

                                     2000-B


     THIS GUARANTEE (the "Guarantee"), dated as of August 10, 2001, is made and entered into upon the terms hereinafter set forth, by OAKWOOD HOMES CORPORATION, a North Carolina corporation (the "Guarantor"), for the benefit of the holders from time to time of the Class B-2 Certificates (the "Class B-2
Certificateholders") of OMI Trust 2000-B (the "Trust").

                                   RECITALS:
                                   ---------

     A. The Trust was formed pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2000, as amended by Amendment No. 1 thereto, dated as of August 10, 2001, and as further amended by Amendment No. 2 to the Pooling and Servicing Agreement, dated as of August 10, 2001 (the "Series Agreement"), each by and among Oakwood Mortgage Investors, Inc. (the "Company"), Oakwood Acceptance Corporation (the "Servicer") and The Chase Manhattan Bank, a New York banking corporation, as the trustee (the "Trustee"), which incorporates by reference the Company's Standard Terms to Pooling and Servicing Agreement (May 1999 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"), among the Company, the Servicer and the Trustee. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

     B. The Company is a wholly-owned indirect subsidiary of the Servicer, which is a wholly-owned subsidiary of the Guarantor.

     C. Pursuant to the Pooling and Servicing Agreement, the Trust issued its Pass-Through Certificates, Series 2000-B (the "Certificates"). In connection with the issuance of the Certificates, the Guarantor has been requested to provide to the Class B-2 Certificateholders this Guarantee of certain distributions on the Class B-2 Certificates. Because of the substantial economic benefits accruing to the Guarantor by virtue of the issuance of the Certificates, the Guarantor desires to make this Guarantee, all on the following terms and conditions.

                                  AGREEMENTS:
                                  ----------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     1. The Guarantor hereby unconditionally and absolutely guarantees the full and prompt payment to the Guaranteed Holders (as defined in the Pooling and Servicing Agreement) on or prior to the Remittance Date relating to each Distribution Date of the Guarantee Payment

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Amount (as such term is defined in the Pooling and Servicing Agreement), if any, for such Distribution Date, provided that the Trustee or the Servicer has notified the Guarantor in writing (which may be by telecopy confirmed by a telephone call as described below) of such amount before 1:00 p.m., New York
City time on the Remittance Date preceding the applicable Distribution Date. If the Trustee or Servicer fails to notify the Guarantor as provided in this paragraph of any Guarantee Payment Amount (and the amount thereof) for any Distribution Date before 1:00 p.m. New York City time on the related Remittance Date, but subsequently so notifies the Guarantor, then the Guarantor shall deliver such Guarantee Payment Amount to the Trustee in immediately available funds as soon as practicable after its receipt of such notice. Notices sent to the Guarantor by telecopy or telephone shall be sent to the attention of Treasurer (or such other person as may hereafter be prescribed by the Guarantor to the Trustee in writing) to the telecopy number of (336) 664-3224 (or such other telecopy number as may be hereafter prescribed by the Guarantor to the Trustee and Servicer in writing).

     2. This Guarantee is a direct obligation of the Guarantor to the Guaranteed Holders. Although this Guarantee is for the benefit of the Guaranteed Holders, this Guarantee may not be enforced directly by the Guaranteed Holders, but only by the Trustee on their behalf directed by a majority vote of the Guaranteed Holders.

     3. The Guarantor guarantees payment of the Guarantee Payment Amount, if any, to the Trustee pursuant to the terms hereof only, and does not guarantee the Trustee's obligation to distribute payments made by the Guarantor in accordance with the Pooling and Servicing Agreement, and the Guarantor shall not be liable for any failure by the Trustee properly to distribute the amount of any payments made by the Guarantor hereunder.

     4. The liability of the Guarantor hereunder shall in no way be affected by (i) the release or discharge of the Trust in any creditors', receivership, bankruptcy or other proceedings, (ii) the impairment, limitation or modification of the liability of the Trust or the estate of the Trust in bankruptcy, or of any remedy for the enforcement of any of the Trustee's obligations under the Pooling and Servicing Agreement resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or the decision of any court, (iii) the rejection or disaffirmance of any instrument, document or agreement evidencing any of the Trustee's obligations under the Pooling and Servicing Agreement in any such proceedings, (iv) the assignment or transfer of any of the Trustee's obligations under the Pooling and Servicing Agreement by the Trustee or (v) the cessation from any cause whatsoever of the liability of the Trustee with respect to the Trustee's obligations under the Pooling and Servicing Agreement.

     5. The Guarantor hereby waives any right to subrogation; provided, however, that the Guarantor shall be entitled to be reimbursed for Guarantee Payment Amounts made under this Guarantee pursuant to the terms of the Pooling and Servicing Agreement.

     6. This is a guaranty of payment and not of collection. The liability of the Guarantor hereunder shall be direct and immediate and not conditional or contingent upon the occurrence of any event except the occurrence on or before the applicable Remittance Date of certain shortfalls in the collection of principal or interest on the Assets giving rise to the existence of a Guarantee

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Payment Amount as of the corresponding Distribution Date, as set forth more particularly in the Pooling and Servicing Agreement. The Guarantor hereby waives any right to require that an action be brought against any person prior to discharging its obligations hereunder. The Guarantor also waives all of its rights, powers and benefits under N.C.G.S. (S) 26-7 through (S) 26-9.

     7. This Guarantee is assignable by a Guaranteed Holder. This Guarantee shall be binding upon the Guarantor and the Guarantor's successors and assigns, and shall inure to the benefit of the Guaranteed Holders, their representatives, successors, successors-in-title and assigns.

     8. This Guarantee shall be construed in accordance with and governed by the laws of the State of North Carolina applicable to contracts to be performed within said state. No amendment or modification hereof shall be effective unless evidenced by a writing signed by the Guarantor and the Trustee. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the undersigned has executed this Guarantee, or has caused this Guarantee to be executed by its duly authorized representative, as of the date first above written.

                                   OAKWOOD HOMES CORPORATION

                                   By: /s/ Douglas R. Muir
                                       ------------------------------------
                                       Name:  Douglas R. Muir
                                       Title: Executive Vice President

                                   Acknowledged:

                                   THE CHASE MANHATTAN BANK,
                                   as Trustee

                                   By: /s/ Craig M .Kantor
                                       ------------------------------------
                                       Name:  Craig M. Kantor
                                       Title: Vice President

                               [GUARANTEE-00-B]

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